2008 Annual Meeting of Shareholders
April 22, 2008
Presidential Caterers
Norristown, PA

2008 Annual Meeting of Shareholders
Paul D. Geraghty
President and Chief Executive Officer

Our Aspiration:

Best Community Bank,
Anywhere!

Key Focus Areas
• Expansion
• Empowerment
• Effectiveness

2008 Annual Meeting of Shareholders
George S. Rapp, CPA
Executive Vice President,
Chief Financial Officer

Forward-Looking Information
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of
Harleysville National Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Harleysville National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Harleysville National Corporation’s operating results in documents filed by Harleysville National Corporation with the Securities and Exchange
Commission, including the Quarterly Report on Form 10-Q, the Annual Report on form
10-K, and other required filings. Harleysville National Corporation assumes no duty to update the forward-looking statements made in this presentation.

Major 2007 Financial Transactions
• EPEN Acquisition
• Sale-leaseback Transaction
• Trust Preferred Issue
• Facilities Consolidation

Assets	$451 million
Loans	$337 million
Deposits	$383 million
Purchase Price	$91.3 million
Branches	9
Earnings	2% accretive to 2008 earnings
East Penn Bank Acquisition

Sale-Leaseback Transaction - Dec. 2007
• Total cash proceeds of $38.2 million
• Gain of $18.9 million, $16.6 deferred
• Redeploy buildings which are non-earning assets to
    loans for future earnings improvement
• Frequently transacted in banking and other retail
    industries

Trust Preferred Issue
• Issued $22.5 million in August 2007 to raise capital
• Priced at 1.28 bps over LIBOR or 6.3% fixed for
  5 years, excellent pricing
• Recent changes in the market has made this source of
 capital very difficult to raise

Facilities Consolidation
• Completed operations center March 2007
• Consolidated to improve process and achieve cost
 efficiency
• Sold the Red Hill building for a gain of $400,000
• Current selling vacated real estate

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.24
$1.31
$1.32
$1.34
$0.90
2003
2004
2005
2006
2007

* Adjusted for stock dividend
Diluted Earnings Per Share*

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,511
$3,025
$3,117
$3,250
$3,903
2003
2004
2005
2006
2007

* Adjusted for stock dividend
Assets: Year End Balances
(in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,408
$1,846
$1,985
$2,047
$2,461
2003
2004
2005
2006
2007

* Adjusted for stock dividend
Loans: Year End Balances
(in millions)

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,979
$2,213
$2,365
$2,517
$2,985
2003
2004
2005
2006
2007

Deposits: Year End Balances
(in millions)

Deposit Market Share-Montgomery County
Rank	Institution	Branches	Deposits ($000)	Mkt. Share (%)
1	Wachovia Corporation (NC)	43	3,280,584	16.22
2	Citizens/R. B. S.	46	2,966,028	14.66
3	TD/Commerce Bank	28	2,195,295	10.85
4	Harleysville National Corp.	25	1,718,995	8.50
5	PNC Fin. Svcs. Grp., Inc. (PA)	28	1,522,112	7.53
*source: SNL, 2007 proforma data as of 12-31-07

Rank	Institution	Branches	Deposits ($000)	Mkt. Share (%)
1	Wachovia Corporation (NC)	27	2,178,445	38.20
2	Nat’l Penn Banc., Inc. (PA)	21	548,428	9.62
3	EPEN/HNBC (PA)	11	435,681	7.64
4	American Bank Inc. (PA)	1	386,878	6.78
5	Sovereign Bancorp (PA)	8	324,526	5.69
*source: SNL, 2007 proforma data as of 12-31-07
Deposit Market Share - Lehigh County

110
100
90
80
70
60
90.77
94.26
95.73
97.33
101.05
71.2
83.4
83.9
81.3
82.4
2003
2004
2005
2006
2007
HNBC
Peer Group

Loans / Deposits

3.90%
3.85%
3.92%
3.86%
3.66%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.80%
3.55%
3.27%
2.95%
2.82%
2.91%
2003
2004
2005
2006
2007
Q1 2008
HNBC
Peer $1-5 Billion

Net Interest Margin

0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.46%
0.39%
0.28%
0.40%
0.78%
0.22%
0.20%
0.27%
0.54%
0.56%
2003
2004
2005
2006
2007
HNBC
Peer $1-5 Billion

Nonperforming Assets / Assets

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.27%
0.25%
0.18%
0.16%
0.17%
0.10%
0.16%
0.14%
0.36%
0.24%
12/31/03
12/31/04
12/31/05
12/31/2006
12/31/2007
HNBC
Peer $1-5 Billion

Net Charge Offs to Average Loans Outstanding

0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.75
0.56
0.56
0.48
0.64
0.27
0.16
0.1
0.14
0.36
2003
2004
2005
2006
2007
HNBC
Top 10 US Banks

Net Charge-offs / Average Loans

$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$19.9
$23.9
$24.2
$34.0
$39.4
2003
2004
2005
2006
2007

* excluding gains/loss on sales of investment securities and non-recurring revenue
Other Income* (in millions)

1.25%
1.10%
0.95%
0.80%
0.65%
0.50%
0.93%
0.87%
0.90%
0.86%
0.89%
0.81%
0.86%
0.79%**
1.05%***
1.17%****
2003
2004
2005
2006
2007
HNBC
Peer $1-5 Billion

* Excluding gain/loss on sales of investment securities and income on life insurance
** Excluding gain on sale of branch and Cumberland *** Excluding gain on sale of branch and credit card portfolio
**** Excluding sale-leaseback transaction
Noninterest Income /Average Assets*

2.70%
2.50%
2.30%
2.10%
1.90%
1.70%
1.50%
2.60%
2.54%
2.52%
2.55%
2.64%
2.41%
2.15%
2.06%
2.19%
2.35%
2003
2004
2005
2006
2007
HNBC
Peer $1-5 Billion

Noninterest Expense /Average Assets

80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
57.85%
58.68%
58.14%
61.73%
66.67%
54.79%
51.02%
52.97%
56.96%
61.22%
2003
2004
2005
2006
2007
HNBC
Peer $1-5 Billion

Efficiency Ratio

17.00%
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
16.29%
15.31%
14.22%
13.98%
8.91%
13.63%
12.46%
10.91%
10.24%
8.45%
2003
2004
2005
2006
2007
HNBC
Peer $1-5 Billion

Return on Average Equity

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.57
$0.65
$0.72
$0.75
$0.80
2003
2004
2005
2006
2007

* Adjusted for stock dividend
Cash Dividends Paid*

	3/31/08	3/31/07
Diluted EPS	$.23	$.21
Net Interest Margin	2.91%	2.82%
Total Assets	$3,894	$3,325
Total Loans	$2,482	$2,066
Total Deposits	$2,987	$2,527
Key Results
(in millions)
Q1 2008 Performance

	3/31/08	12/31/07
Loan Loss Reserve	28,490	27.328
Nonperforming Assets	27,057	21,976
Loan Loss Reserve / Loans	1.15%	1.11%
Nonperforming Assets / Assets	.69%	.56%
Charge-offs / Average Loans	.13%	.53%
Asset Quality
(in millions)
Q1 2008 Performance

1 Year
04/16/08
120.00
117.50
115.00
112.50
110.00
107.50
105.00
102.50
100.00
97.50
95.00
92.50
90.00
87.50
85.00
82.50
80.00
77.50
75.00
72.50
70.00
67.50
65.00
62.50
60.00
57.50
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2008
Feb
Mar
Apr
EDGAR Online
HNBC
IXBK
COMP

HNBC : Nasdaq Bank Composite

10
0
-10
-20
-30
-40
Stock Price (%)
12/06
3/07
5/07
8/07
10/07
12/07
3/08
HNBC-US (-25.32%)
Peer Group 2 (-20.10%)

Peer Group: SUSQ, FUT, NPBC, FNB, FTBA,SASR, SNBC
HNBC : Peer Bank Composite

2008 Annual Meeting of Shareholders
Paul D. Geraghty
President and Chief Executive Officer

2007 Expansion Initiatives
• Organic growth
 • Align sales resources and reinforce selling culture
 • Selective branch expansion and relocation
• Acquisitions
 • East Penn Financial
 • McPherson Enterprises

Organic Growth
Bucks County:
• Warminster - 2007
• Warrington - 2008
Lehigh County:
• Whitehall - 2008
Montgomery County:
• Blue Bell - 2007
• East Norriton - 2007
• Flourtown - 2008
• Pottstown - 2008

East Penn Acquisition
• Unites footprint
• Entrance into vibrant Lehigh Valley market
• Strong brand and reputation
• Similar philosophies and community focus
• Maintained customer-facing staff while combining resources

McPherson Enterprises
• Fee income generation
• Component of Cornerstone Companies
• Part of wealth management strategy
• Opportunities for deepening relationships with both
 customer bases

2007 Empowerment Initiatives
Attract and keep strong talent
• Employee feedback initiatives
• 401K enhancement
 • Portability
 • Enhanced dollar match
• Streamlined decision-making

2007 Effectiveness Initiatives
• Centralize staff: improve cross-selling
• Sale- leaseback transaction: redeploy assets
• Technology investment: enhance customer
    experience
• Expense management: examine everything

✓2007 groundwork expected to drive results in 2008 and beyond
Strong Foundation for the Future
• Solid financial condition
 • High quality loan portfolio
 • Sound investment portfolio
 • Strong capital base and liquidity position
• Focus on long term performance
• Sound, conservative approach